Earnings Presentation Third Quarter 2012 Third Quarter 2012 October 18, 2012 Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

# Q3 2012 Highlights

- **Sales increased 3.7% to $197.3M**
  - Strong sales in Engineered Products led to a 22% year-over-year increase
  - Material Handling sales increase due mostly to acquisition of Novel
  - Lawn & Garden sales flat
  - Distribution sales declined 8%
- **Gross margin expanded from 25.1% to 26.7%**
  - Operations Excellence initiatives continued to drive productivity improvements and cost savings
- **Adjusted EPS increased 43% to $0.20 from $0.14 last year**

Earnings Per Share
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.21
$0.17
Q3 2011
Q3 2012

Earnings Per Diluted Share - Adjusted*
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.14
$0.20
Q3 2011
Q3 2012

3 *See reconciliation of Non-GAAP measures on slide 13.

Myers Industries’ business segments have 5 key platforms
for both organic and acquisition growth
Material Handling Segment
1. Returnable Packaging
2. Storage & Safety Products
Engineered Products Segment
3. Tire Repair & Retread Products
4. Specialty Molded Products
Distribution Segment
5. Tire Supply Distribution

# Jamco Acquisition

## Sales by Product Line

Stainless
11%
Safety
Cabinets
26%
Carts
63%

FLAMMABLE
KEEP FIRE AWAY

Jamco acquisition fits the Material Handling Segment’s Storage and Safety
Products Growth Platform
Founded in 1995
Designer and manufacturer of heavy
duty, industrial steel carts and cabinets
Three manufacturing facilities located
in South Beloit, Illinois
Approximately 75 employees
Products are sold through national
catalogs and distributors  similar to our
Akro-Mils business
www.Jamcoproducts.com

P&L   Q3 Q3
Highlights 2012 2011 B/(W)
Net sales $197.3 $190.3 3.7%
Gross
margin 26.7% 25.1% 6.4%
SG&A $43.0 $40.5 -6.0%
Net
income -
adjusted* $6.7 $5.0 34.0%
Effective
tax rate 32.4% ---
EPS -
adjusted* $0.20 $0.14 42.9%
*See Reconciliation of Non-GAAP measures on slide 13
Nine Months Ended Nine Months Ended
Cash September 30, September 30,
Highlights 2012 2011
Operating cash
flow
$23.3 $40.2
Capital
expenditures
$15.2 $13.3
Dividends
$7.6 $7.2
Note: All figures except per share data and percents are $Millions
Balance Sheet September 30, December 31,
Highlights 2012 2011
Long-term debt
(less current
portion)
$96.4 $73.7
Debt - net of
cash
$90.2 $67.2
Net Debt to
Total Capital
28.2% 24.6%
Debt-to-EBITDA
1.0 1.0

# Segment Review – Material Handling

**Q3 Results**

- Softer sales due to a delay in customer orders offset by sales generated by the acquisition of Novel
- Lower manufacturing and material costs drove the increase in income during the quarter

$Millions
Net Sales
$78
$75
$72
$69
$72.1
$76.2
Q3 2011
Q3 2012

$Millions
EBIT - Adjusted
$15
$12
$9
$6
$3
$0
$8.9
$12.5
Q3 2011
Q3 2012

7

# Segment Review – Lawn & Garden

**Q3 Results**

- ❑ Productivity improvements, material cost savings and lower distribution costs resulted in income improvement during the quarter despite flat sales year-over-year

$Millions
Net Sales
$45.8
$45.3
$45
$44
Q3 2011
Q3 2012

$Millions
EBIT - Adjusted
$3
$0.0
$0
Q3 2011
Q3 2012
$(1.4)
-$3

8

# Segment Review – Distribution

**Q3 Results**

- Sales decreased as a result of a decline in the replacement tire industry and less equipment sales during the quarter
- The lower sales volume led to the decrease in income year-over-year

$Millions
Net Sales
$50
$45
$40
$48.8
$45.1
Q3 2011
Q3 2012

$Millions
EBIT - Adjusted
$6
$3
$0
$4.6
$3.4
Q3 2011
Q3 2012

9

# Segment Review – Engineered Products

**Q3 Results**

- Sales strong in transplant auto (due mostly to a year-over-year rebound) and most other end markets drove a significant increase in sales during the quarter

- Income generated by the sales increase was partially offset by an unfavorable customer mix

$Millions
Net Sales
$40
$35
$30
$25
$20
$29.4
$35.7
Q3 2011
Q3 2012

$Millions
EBIT - Adjusted
$6
$3
$0
$3.1
$3.7
Q3 2011
Q3 2012

10

Demand in the transplant auto market should return from elevated levels to more normal levels
Expect some traditional softening in demand in RV and custom markets
A decline in the replacement tire industry could impact performance in the fourth quarter
Stronger order activity and a continued focus on cost reduction should result in improved performance in Q4
The shift in orders resulting from a delay in customer demand from earlier in the year to the fourth quarter should benefit results during Q4

Overall Outlook
Anticipate overall solid performance in Q4, despite a relatively weak industrial market
Fourth-quarter and full-year results should reflect improved performance
Our increased strategic focus should enable Myers to continue to produce solid results
Engineered
Products
Distribution
Material
Handling
Lawn &
Garden

# Reconciliation of Non-GAAP Measures

**MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES**
**INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)**
**(Dollars in millions)**

| | Quarter Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2012 | 2011 | 2012 | 2011 |
| **Material Handling** | | | | |
| Income before taxes as reported | $ 12.5 | $ 8.9 | $ 34.9 | $ 27.5 |
| Income before taxes as adjusted | 12.5 | 8.9 | 34.9 | 27.5 |
| **Lawn & Garden** | | | | |
| Income (loss) before taxes as reported | 0.0 | (1.4) | (0.7) | 0.8 |
| Restructuring expenses | 0.0 | 0.0 | 0.5 | 0.1 |
| Income (loss) before taxes as adjusted | 0.0 | (1.4) | (0.2) | 0.9 |
| **Distribution** | | | | |
| Income before taxes as reported | 3.3 | 4.6 | 11.2 | 11.7 |
| Restructuring expenses | 0.2 | 0.5 | 0.7 | 1.2 |
| Gain on building sale | (0.1) | (0.5) | (0.4) | (0.5) |
| Income before taxes as adjusted | 3.4 | 4.6 | 11.5 | 12.4 |
| **Engineered Products** | | | | |
| Income before taxes as reported | 2.9 | 3.0 | 12.2 | 8.4 |
| Restructuring expenses | 0.8 | 0.1 | 1.0 | 0.2 |
| Income before taxes as adjusted | 3.7 | 3.1 | 13.2 | 8.6 |
| **Corporate and interest expense** | | | | |
| Income (loss) before taxes as reported | (10.3) | (9.1) | (24.0) | (23.8) |
| Severance and other | 1.5 | 0.0 | 1.5 | 0.3 |
| Environmental | 0.0 | 1.9 | 0.0 | 1.9 |
| Income (loss) before taxes as adjusted | (8.8) | (7.2) | (22.5) | (21.6) |
| **Consolidated** | | | | |
| Income before taxes as reported | 8.4 | 6.0 | 33.6 | 24.6 |
| Restructuring expenses and other adjustments | 2.4 | 2.0 | 3.3 | 3.2 |
| Income before taxes as adjusted | 10.8 | 8.0 | 36.9 | 27.8 |
| Income taxes at 38% | 4.1 | 3.0 | 14.0 | 10.6 |
| Net Income (loss) as adjusted | $ 6.7 | $ 5.0 | $ 22.9 | $ 17.2 |

Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.

**Note on Reconciliation of Income and Earnings Data:** Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

13

# Market Indicators

## Material Handling

*MHEM Index*

Material Handling Index
Annual Rate of Change (%)
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2007
2008
2009
2010
2011
2012
2013
Shipments
Orders

*Source: Material Handling Industry of America, September 2012*

## Lawn & Garden

*Housing Starts*

*Consumer Sentiment*

Consumer Sentiment

NAHB Housing Forecast
Housing Activity (000)
Annual Rate of Change
Total Housing Starts
Single Family
% Change

*Sources:*

*National Association of Home Builders (NAHB); August 2012*

*Thomson/University of Michigan; September 2012*

## Distribution

*Miles Driven*

*Replacement Tire Shipments,*

*Gasoline Sales*

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012F
2013F
Miles Driven (B)
Repl Tire Shipments- Source: RMA and JP Morgan
Gasoline Sales (Gal/B) -Source: Energy Information Administration, US Dept. of Energy

## Engineered Products

*RVIA*

*Auto Market Forecasts*

RV Shipments
Units (000)
RV Unit Shipments (000)
% Change from Y/Y
Annual Rate of Change (%)

Autos and Light Truck Assemblies
Autos and light truck assemblies; s.a.
Annual Rate of Change

*Sources: RVIA, AK Sales Forecast*
*RVIA's survey indicates that towable categories present most RV market's improvement.*

*Source: Federal Reserve Board data (Sept 2012), Manufacturers Alliance/MAPI forecast, Sept 2012*